HURCO COMPANIES, INC.

ONE TECHNOLOGY WAY
P.O. BOX 68180
INDIANAPOLIS, INDIANA  46268
(317) 293-5309

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held March 13, 2008

To Our Shareholders:

The 2008 Annual Meeting of Shareholders of Hurco Companies, Inc. will be held at our corporate headquarters,  One Technology Way, Indianapolis, Indiana 46268, at 10:00 a.m. EDT on Thursday, March 13, 2008, for the following purposes:

1.	To elect eight directors to serve until the next annual meeting or until their successors are duly elected and qualified.

2.	To approve the Hurco Companies, Inc. 2008 Equity Incentive Plan.

3.	To transact such other business as may properly come before the meeting or any adjournments thereof.

The above items of business are more fully described in our proxy statement accompanying this notice.  Please read our proxy statement carefully.

If you do not expect to attend the annual meeting, please mark, sign and date the enclosed proxy and return it in the enclosed return envelope which requires no postage if mailed in the United States.

Only shareholders of record as of the close of business on January 14, 2008 are entitled to notice of and to vote at the annual meeting or any adjournments thereof.  In the event there are not sufficient votes for approval of one or more of the above matters at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of proxies.

By order of the Board of Directors,

John G. Oblazney, Secretary

Indianapolis, Indiana
January 28, 2008

YOUR VOTE IS IMPORTANT
Even if you plan to attend the meeting,
we urge you to mark, sign and date the
enclosed proxy and return it promptly
in the enclosed envelope.

HURCO COMPANIES, INC.
One Technology Way
P. O. Box 68180
Indianapolis, Indiana  46268

Annual Meeting of Shareholders
March 13, 2008
______________________________________________________________________________

PROXY STATEMENT

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

This proxy statement is furnished to the holders of common stock of Hurco Companies, Inc. (“Hurco,” the “Company,” “we,” “us” or “our”) in connection with the solicitation of proxies by the Board of Directors for the 2008 Annual Meeting of Shareholders to be held at 10:00 a.m. EDT on Thursday, March 13, 2008, at our corporate headquarters at One Technology Way, Indianapolis, Indiana, and at any adjournments thereof.  This proxy statement and the accompanying form of proxy are being mailed to our shareholders on or about January 28, 2008.  Proxies are being solicited principally by mail.  Our directors, officers and other employees may also solicit proxies personally by telephone, electronic mail or otherwise.  All expenses incident to the preparation and mailing of this proxy statement and form of proxy will be paid by us.

Shareholders of record as of the close of business on January 14, 2008, are entitled to notice of and vote at the annual meeting or any adjournments thereof.  On such record date, 6,393,220 shares of our common stock were outstanding and entitled to vote.  Each share will be entitled to one vote with respect to each matter submitted to a vote.  The presence in person or by proxy of the holders of a majority of the outstanding shares entitled to vote at the annual meeting is necessary to constitute a quorum for the transaction of business.

If the enclosed form of proxy is executed and returned, it may be revoked at any time before it is voted by giving written notice to the Secretary of the Company.  If a shareholder executes more than one proxy, the proxy having the latest date will revoke any earlier proxies.  Shareholders who attend the annual meeting may revoke their proxies and vote in person.

A proxy, if returned properly executed and not subsequently revoked, will be voted in accordance with the instructions of the shareholder in the proxy. If no instructions are given, the proxy will be voted FOR the election to the Board of Directors of each of the nominees named in this proxy statement, and FOR the adoption of the Hurco Companies, Inc. 2008 Equity Incentive Plan.  Proposal 1, the election of directors, will be determined by the vote of a plurality of the votes cast.  Proposal 2, concerning the Hurco Companies, Inc. 2008 Equity Incentive Plan, will be approved if the votes cast for the proposal exceed the votes against.

A proxy may indicate that all or a portion of the shares represented by such proxy are not being voted with respect to a specific proposal.  This could occur, for example, when a broker is not permitted to vote shares held in street name on certain proposals in the absence of instructions from the beneficial owners.  Shares that are not voted with respect to a specific proposal will be considered present for purposes of determining a quorum and voting on other proposals.  Abstentions on a specific proposal will be considered as present, but not as voting in favor of such proposal.  Broker non-votes and abstentions will not affect the determination of whether the proposals to be voted on at the annual meeting will be approved.

PROPOSAL 1
ELECTION OF DIRECTORS

The Board of Directors currently consists of eight members, and the Board, upon recommendation of our Nominating and Governance Committee, has nominated eight individuals to be elected as directors at the annual meeting.  Each director will serve for a term of one year, which expires at our next annual meeting of shareholders, when his or her successor has been elected.  Our Corporate Governance Principles provide that no one may be nominated or stand for re-election as a director who would be over the age of 72 as of the date of his or her election.  As a result, O. Curtis Noel, who has served as a director since 1993, is not standing for re-election at the annual meeting.

The eight nominees are Stephen H. Cooper, Robert W. Cruickshank, Michael Doar, Philip James, Michael P. Mazza, Richard T. Niner, Charlie Rentschler and Janu Sivanesan.  Other than Ms. Sivanesan, all of the nominees are presently serving as directors.  Ms. Sivanesan was initially recommended to our Nominating and Governance Committee by Mr. Niner and has been nominated in accordance with our nominating procedures described below.  No fees were paid to any third parties to identify or evaluate potential nominees.  Unless authority is specifically withheld, the shares represented by all executed proxies which are received by us will be voted in favor of these nominees.

If any of these nominees becomes unable to accept election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Board may recommend.  All of the nominees have consented to being named in this proxy statement and to serve if elected.  The Board of Directors knows of no reason why any of the nominees would be unable to accept election.

The following information sets forth the name of each director nominee, his or her age, tenure as a director (if applicable), principal occupation and business experience for the last five years.  There is no family relationship between any of our directors or officers.

Name	Age	Served as a Director since

Stephen H. Cooper [1]	68	2005
Robert W. Cruickshank [1,2,3]	62	2000
Michael Doar	52	2000
Philip James	65	2007
Michael P. Mazza [1]	43	2006
Richard T. Niner [2]	68	1986
Charlie Rentschler [2]	68	1986
Janu Sivanesan	36	N/A
__________
[1]Member of Audit Committee
[2]Member of Nominating and Governance Committee
[3]Member of Compensation Committee

Stephen H. Cooper has been a practicing attorney and member of the bar of the State of New York since December 1965.  Until his retirement in December 2004, Mr. Cooper was for more than thirty years a partner in the international law firm Weil, Gotshal & Manges LLP, based in New York, where he specialized in corporate finance and federal securities law.  Since August 2002, he has also served as an Adjunct Professor of Law at New York Law School, Pace University Law School, and beginning in the academic year 2008-2009, Albany Law School, teaching courses on federal securities regulation andcorporate law.  For the past twenty-five years, Mr. Cooper has been an active member of the senior leadership of the Committee on the Federal Regulation of Securities of the American Bar Association.

Robert W. Cruickshank since 1981 has been a consultant providing private clients with financial advice.  Mr. Cruickshank also is a director of Calgon Carbon Corporation, a producer of products and services for the purification, reparation and concentration of liquids and gases.

Michael Doar was elected Chairman of our Board of Directors and our Chief Executive Officer on November 14, 2001.  Previously, Mr. Doar served as Vice President of Sales and Marketing of Ingersoll Contract Manufacturing Company, a subsidiary of Ingersoll International, an international engineering and machine tool systems business.  Mr. Doar had held various management positions with Ingersoll International since 1989.

Philip James is President of James Consulting Associates LLC, providing strategic advice to senior management of global manufacturing companies with special emphasis on China. Mr. James has conducted business extensively in China for twenty-five years.  Previously, Mr. James served as Chief Executive Officer of Ingersoll Production Systems, a subsidiary of Dalian Machine Tool Group, a Chinese machine tool manufacturer.

Michael P. Mazza is an intellectual property attorney, and the principal of his law firm, Michael P. Mazza, LLC.  Previously, he was associated with Niro, Scavone, Haller & Niro, a Chicago intellectual property law firm.

Richard T. Niner’s principal occupation since 1998 has been serving as a general partner of Wind River Associates.

Charlie Rentschler is Vice President of Wall Street Access, a registered broker dealer in New York.  From 2003 to 2006, he was the Director, Industrial Research, of Foresight Research Solutions, an independent research firm.  From 2001 to 2003, Mr. Rentschler was an independent business consultant providing service to the foundry industry. From 1985 to 2001, Mr. Rentschler served as president and CEO of The Hamilton Foundry & Machine Co. in Harrison, Ohio.  He is also a director of Accuride Corporation, a manufacturer of commercial vehicle components located in Evansville, Indiana.

Janu Sivanesan has been a practicing attorney with Katten Muchin Rosenman LLP for one year and a member of the bar of the State of New York since 2007.  Ms. Sivanesan has been practicing law since 1995.  Ms. Sivanesan’s practice involves a wide range of corporate transactions, from mergers and acquisitions to corporate finance, including public offerings of debt securities as well as private equity and venture capital transactions.  Ms. Sivanesan also has experience in cross border transactions related to manufacturing and outsourcing, and is particularly knowledgeable of business operations in India.

The Board of Directors recommends a vote “FOR” each of the nominees listed above.

CORPORATE GOVERNANCE

Director Independence and Board Meetings

Our Board has determined that a majority of our directors are “independent directors” as defined by the listing standards of The Nasdaq Stock Market LLC (“Nasdaq”) (the exchange on which our common stock is registered), and the director independence rules of the Securities and Exchange Commission (the “SEC”).  Our Board has affirmatively determined that such independent directors have no relationship with us that would impair their independence. The independent directors are Messrs. Cooper, Cruickshank, James, Mazza, Niner and Rentschler.  In addition, our Board anticipates that, if elected at this annual meeting, Ms. Sivanesan will be an “independent director” as defined by the Nasdaq and SEC independence rules and that she will have no relationship with us that would impair her independence.

Directors are expected to attend Board meetings, meetings of committees on which they serve and our annual meeting of shareholders, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities.  During fiscal 2007, the Board of Directors held four regular meetings and one special meeting.  All directors attended at least 75% of the aggregate number of meetings of the Board and the committees on which they served during fiscal 2007.  The directors who are independent, as defined by the Nasdaq and SEC independence rules, held four executive sessions during fiscal 2007.  All directors attended our 2007 annual meeting of shareholders.

Board Committees and Committee Meetings

Audit Committee

The Board has an Audit Committee that held nine meetings during fiscal 2007.  Our Audit Committee has the authority to oversee our accounting and financial reporting activities, and meets with our independent registered public accounting firm and our Chief Financial Officer to review the scope, cost and results of our annual audit and to review our internal accounting controls, policies and procedures.  The Report of the Audit Committee is included on page 24 of this proxy statement.  The Audit Committee also selects our independent registered public accounting firm.  See “Independent Registered Public Accounting Firm” on page 25.

The current members of our Audit Committee are Messrs. Cruickshank (Chairman), Cooper and Mazza.  All members of the Audit Committee are “independent” as such term is defined for audit committee members under the Nasdaq rules and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Our Board has determined that Mr. Cruickshank meets the definition of an “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K of the Exchange Act.

Our Audit Committee operates under a charter adopted by our Board, a copy of which is available on our website at www.hurco.com.

Compensation Committee

The Board has a Compensation Committee that held one meeting during fiscal 2007.  The Compensation Committee reviews and recommends to the Board the compensation of our officers and managers and guidelines for the general wage structure of the entire workforce.  The Compensation Committee also oversees the administration of our employee benefit plans and discusses with management the Compensation Discussion and Analysis and, if appropriate, recommends its inclusion in our Annual Report on Form 10-K and proxy statement.  The Report of the Compensation Committee is included on page 15 of this proxy statement.

The current members of our Compensation Committee are Messrs. Noel (Chairman) and Cruickshank.  All members of our Compensation Committee are independent directors as defined by Nasdaq rules.  None of the members of our Compensation Committee were, at any time during fiscal 2007 or at any other time before fiscal 2007, our officer or employee.  In addition, none of the members of our Compensation Committee are or were involved in a relationship requiring disclosure as an interlocking executive officer or director under Item 407(e)(4) of Regulation S-K of the Exchange Act, and none of our executive officers served as a member of our Compensation Committee at any time during fiscal 2007 or at any time before fiscal 2007.

Our Compensation Committee operates under a charter adopted by our Board, a copy of which is available on our website at www.hurco.com.

Nominating and Governance Committee

The Nominating and Governance Committee operates under a charter adopted by our Board, which specifies the scope and purpose of the Committee.  A copy of the Nominating and Governance Committee charter is available on our website at www.hurco.com.  Pursuant to its charter, the Nominating and Governance Committee is to (1) assist the Board by identifying individuals qualified to become Board members, and to recommend to the Board the director nominees for re-election or appointment at the annual meeting of shareholders; (2) develop and recommend to the Board Corporate Governance Principles and a Code of Business Conduct and Ethics; (3) lead the Board in an annual self-evaluation; (4) recommend members and chairs for each standing committee; and (5) determine and evaluate succession plans for our Chief Executive Officer.  The Nominating and Governance Committee also reviews our Corporate Governance Principles regularly and updates them as appropriate.  The Nominating and Governance Committee held one meeting during fiscal 2007.

The current members of our Nominating and Governance Committee are Messrs. Niner (Chairman), Cruickshank and Rentschler.  All members of our Nominating and Governance Committee are independent directors as defined by Nasdaq rules.

The Nominating and Governance Committee will consider candidates for director recommended by shareholders.  A shareholder who wishes to recommend a director candidate for consideration by the Nominating and Governance Committee should send such recommendation to our Secretary at One Technology Way, Indianapolis, Indiana 46268, who will forward it to the Nominating and Governance Committee.  Any such recommendation should include a description of the candidate’s qualifications for Board service, the candidate’s written consent to be considered for nomination and to serve if nominated and elected, and addresses and telephone numbers for contacting the shareholder and the candidate for more information.  A shareholder who wishes to nominate an individual to the Nominating and Governance Committee as a nominee must comply with the advance notice requirements set forth in our By-Laws, which are more fully explained later in this proxy statement under “Shareholder Proposals for our 2009 Annual Meeting.”

The Nominating and Governance Committee is responsible for identifying potential Board members.  Nominees will be evaluated on the basis of their experience, areas of expertise, judgment, integrity, ability to make independent inquiries and willingness to devote adequate time to Board duties.  The Nominating and Governance Committee’s process for identifying and evaluating nominees for director will be the same whether the nominee is from our Nominating and Governance Committee’s search for a candidate, or whether the nominee was recommended by a shareholder.

Shareholder Communications

Our Board of Directors has implemented a process whereby shareholders may send communications to the Board’s attention.  The process for communicating with the Board is set forth in our Corporate Governance Principles, which are available on our website at www.hurco.com.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our common stock, to file reports of ownership with the SEC and Nasdaq.  Such persons are also required to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms received by us, and written representations from certain reporting persons that they were not required to file a Form 5 to report previously unreported ownership or changes in ownership, we believe that, during our fiscal year ended October 31, 2007, our officers, directors and greater than 10% beneficial owners complied with all filing requirements under Section 16(a).

Code of Business Conduct and Ethics

Pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 and Nasdaq listing requirements, we have adopted a Code of Business Conduct and Ethics, which applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer.  If we grant any waiver to the Code of Business Conduct and Ethics, we will disclose the nature of such waiver in a Current Report on Form 8-K.  A copy of the Code of Business Conduct and Ethics is available on our website at www.hurco.com.  We intend to disclose any amendments or updates to our Code of Business Conduct and Ethics by posting such amendments or updates on our website.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

During fiscal 2007, each director who was not our employee received cash fees of $5,000 per fiscal quarter and $1,500 for each meeting of the Board of Directors attended.  The Chairman of the Audit Committee received an additional $5,000 per fiscal quarter and each other Committee Chairman and Audit Committee member received an additional $2,500 per fiscal quarter.  Directors are also reimbursed for travel and other expenses incurred in attending Board meetings.

On November 16, 2006, two of our newest directors, Stephen H. Cooper and Michael P. Mazza, each received an award of non-qualified stock options to acquire 5,000 shares of our common stock.  The stock options were fully exercisable when granted.

During fiscal 2007, our directors, other than Mr. Doar, received compensation for serving on our Board of Directors and Board committees as follows:

Name	Fees Earned or Paid in Cash ($)[1]	Option Awards ($)[2]	All Other Compensation[3]	Total ($)
Stephen H. Cooper	32,000	124,855	-	156,855
Robert Cruickshank	41,000	-	-	41,000
Philip James[4]	13,000	-	-	13,000
Michael Mazza	32,000	124,855	-	156,855
Richard Niner	33,500	-	3,000	36,500
O. Curtis Noel[6]	33,500	-	-	33,500
Charlie Rentschler	26,000	-	-	26,000
Gerald Roch[5]	13,000	-	53,335	66,335
__________

[1]
Includes meeting fees of $1,500 for each Board meeting attended and quarterly board fees of $5,000 for each director. In addition to the above fees, Robert Cruickshank received $5,000 per quarter as the Audit Committee Chairman.  Also, Stephen H. Cooper, Michael Mazza, Richard Niner, O. Curtis Noel and Charlie Rentschler all received $2,500 per quarter in fiscal 2007 for their service as a Committee Chairman or Audit Committee member.

[2]
The amounts shown represent the compensation costs recognized during the fiscal year ended October 31, 2007, in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004), Share Based Payment (“SFAS 123(R)”), of options held by our directors.  The SFAS 123(R) value as of the grant date for stock options was expensed in November 2006.  There can be no assurance that the SFAS 123(R) amount will ever be realized.  Assumptions used in the calculation of these amounts are included in Note 8 to our audited financial statements for the fiscal year ended October 31, 2007 included in our Annual Report on Form 10-K.  The grant date fair value of the option awards granted in fiscal 2007 to each of Messrs. Cooper and Mazza was $124,855.

Our non-employee directors had the following shares of common stock underlying stock options outstanding as of October 31, 2007:

Stephen H. Cooper                                    5,000 shares

Michael Mazza                                           2,500 shares

[3]
All Other Compensation includes a $3,000 consulting fee paid to Richard Niner for his service as Presiding Independent Director which ended in November 2006, and $53,335 of fees paid to Gerald Roch for consulting services during fiscal 2007.  No other compensation was paid to our non-employee directors in fiscal 2007.

[4]	Philip James was appointed to the Board of Directors in April 2007.

[5]	Gerald Roch’s board term ended in March 2007 due to term limitations.

[6]	O. Curtis Noel’s board term will end in March 2008 due to term limitations.

PROPOSAL 2: TO CONSIDER AND ACT UPON A PROPOSAL TO
APPROVE THE 2008 EQUITY INCENTIVE PLAN

On November 15, 2007, the Board of Directors unanimously adopted the Hurco Companies, Inc. 2008 Equity Incentive Plan, which we refer to in this proxy statement as the plan, and directed that it be submitted to our shareholders for consideration at the annual meeting.  The following is a summary of the principal features of the plan.  The summary is qualified in its entirety by reference to the complete text set forth as Appendix A to this proxy statement.  Shareholders are encouraged to read the plan in its entirety.

If approved, the plan will replace the Hurco Companies, Inc. 1997 Stock Option and Incentive Plan which expired in 2007.  Currently, there are no shares of common stock available for issuance under any other option or incentive plans.

The closing sale price of our common stock on January  14, 2008, as quoted on the Nasdaq Global Select Market, was $37.61 per share.

General

The purpose of the plan is to promote our long-term interests by providing a means of attracting, retaining and motivating qualified key employees and directors and aligning their interests more closely with our shareholders through opportunities that are determined in some measure by the value of our common stock.

The plan permits awards in the form of stock options, Stock Appreciation Rights settled in stock (SARs), restricted shares, performance shares and performance units.  The Compensation Committee has discretion to:  (1) determine the officers, directors and key employees who will be granted awards; (2) designate the number of shares subject to each award; (3) determine the terms and conditions upon which awards will be granted; (4) prescribe the form and terms of award agreements; (5) establish procedures and regulations for administration of the plan; (6) interpret the plan; and (7) make all determinations necessary or advisable for the administration of the plan.

The Compensation Committee will select participants from those key employees and directors who, in the opinion of the committee, have the capacity for contributing in a substantial measure to our achievement of our long-term objectives.  There are approximately 380 persons who are currently eligible to receive awards under the plan.

The total number of shares of our common stock that may be issued as awards under the plan is 750,000.  No more than 100,000 shares may be issued in the form of incentive stock options and no more than 375,000 shares may be issued in the form of restricted shares, performance shares, performance units or SARs.  The total number of shares which may be granted to any single participant during any one calendar year under all forms of awards may not exceed 75,000 shares.  The source of the shares used may be authorized and unissued shares or otherwise.  The number of shares covered by an award will reduce the number of shares available for future awards.  If an award expires, terminates, or is surrendered or canceled without having been exercised in full, or in the case of restricted shares, performance shares or performance units is forfeited, in whole or in part, those shares will be added back to the remaining available shares.  Additionally, shares withheld or delivered to satisfy payment of the exercise price or any tax withholding obligation may be subject to new awards.  With respect to SARs that have been awarded, but not yet settled, the number of available shares will be reduced by the number of outstanding, unsettled SARs.  When settled, the number of available shares will be reduced only by the number of shares issued in settlement of the SARs.

The market value of a share of our common stock, for purposes of the plan, will be the closing sale price as reported by the Nasdaq Global Select Market on the date in question or, if not a trading day, on the last preceding trading date.

Performance Goals

The Compensation Committee may make any award subject to the achievement of one or more performance measures.  This may permit the award to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code and related regulations.  Performance measures will be based on an objective formula or standard consisting of one or any combination of the following financial criteria:

•	Earnings before interest, tax, depreciation and amortization

•	Return on assets

•	Return on equity

•	Return on capital

•	Return on revenue

•	Cash return on tangible equity

•	Cash flow

•	Book value

•	Stock price performance

•	Earnings per share

•	Net income

•	Operating income

•	Total shareholder return

Any of these financial criteria may be determined on a corporate, regional, departmental or divisional basis.  They may be measured on an absolute or average basis, by changes to the financial criteria for a previous period or in comparison to a peer group of other companies selected by the Compensation Committee.  The Compensation Committee may amend or adjust the financial criteria or other terms and conditions of an outstanding award in recognition of unusual or nonrecurring events affecting us or our financial statements or changes in law or accounting except that any amendments or modifications must also comply with Section 162(m).

Types of Awards

Stock options represent rights to purchase a specified number of shares of our common stock at a designated exercise price for a specified exercise period.  Stock options intended to qualify as “incentive stock options” under Section 422 of the Internal Revenue Code must have an exercise price of not less than 100% (or, in the case of a holder of 10% or more of our common stock, 110%) of the market value of a share on the date of the grant.  The aggregate market value (determined on the date of grant) of the shares subject to incentive stock options that become exercisable for the first time by a grantee in any calendar year may not exceed $100,000.  The exercise price of options that do not qualify as incentivestock options (“non-qualified stock options”) will be not less than 100% of the fair market value of a share on the date of grant.

No stock option granted may be exercised more than ten years after the date of grant (or, in the case of incentive stock options granted to a holder of 10% of our voting stock, five years) or such shorter period as the Compensation Committee may determine.

Stock options will become exercisable in the manner and at the time or times specified by the Compensation Committee at the time of grant.  Generally, if employment or service is terminated by the participant for any reason other than death, disability or retirement, vested options may be exercised for up to three months after termination.  In the event of death or disability, unvested options will become exercisable for one year, but not beyond the expiration date.  If employment is terminated for cause, all stock options terminate immediately and, unless the Compensation Committee determines otherwise, the participant will have to repay any gains realized from the exercise of stock options in the preceding 90 days.  If employment is terminated by reason of retirement or without cause, vested options may be exercised for up to three months, but not beyond the expiration date, except for termination without cause within twelve months after a “change in control” in which case options may be exercised for twelve months, but not beyond the expiration date.

The exercise price of a stock option and any amount sufficient to satisfy any tax withholding requirement must be paid in full at the time of exercise.  The Compensation Committee may permit payment by tendering shares already owned or withholding shares issuable under the award.  Except as required in connection with a change in capitalization or reorganization, no outstanding options may be repriced without the prior approval of the shareholders.

SARs represent the right to acquire upon settlement of the award the amount by which the market value of a share of our common stock on the settlement date exceeds the base value of the award.  This amount is then paid in shares of our common stock using the market value on the settlement date.  The base value of any SAR award will be not less than 100% of the market value of a share on the date of grant.  No SARs may be settled more than ten years after the date of grant.  The provisions regarding the expiration of stock options upon termination of employment or service also apply to SARs.

Restricted shares represent shares of our common stock that are subject to forfeiture provisions and transfer restrictions.  Pending the lapse of such provisions and restrictions, certificates representing restricted shares are held by us, but the grantee generally has all of the rights of a shareholder, including the right to vote the shares and the right to receive all dividends thereon.

While restricted shares are subject to forfeiture provisions and transfer restrictions for a period of time, there are no minimum or maximum durations for such provisions and restrictions.  The Compensation Committee has the authority to accelerate or remove any or all of these forfeiture provisions and transfer restrictions.  If employment is terminated for any reason other than death or disability prior to the lapse of the forfeiture provisions and transfer restrictions, the unvested portion of the restricted shares will be terminated and returned to us.  In the event of death or disability prior to the expiration of the forfeiture provisions and transfer restrictions, the restricted shares will become fully vested.

Performance shares or units represent shares of common stock or units, as the case may be, that are subject to satisfaction of one or more performance goals.  The applicable performance goals and all other terms and conditions of the award will be determined by the Compensation Committee.  After an applicable performance goal or goals have been achieved, the grantee will be entitled to a payment of common stock, cash or a combination thereof.  If employment is terminated prior to attaining thespecified goals for any reason other than death or disability, all rights with respect to the award of performance shares or units will be forfeited.  The Compensation Committee, in its sole discretion, may provide that, in the event of a grantee’s death or disability, the grantee will be entitled to a prorata payment with respect to such award.

Change of Control, Transfer and Termination

In the event of a tender offer or exchange offer for our common stock or if a “change in control” occurs, all option and SAR awards become exercisable in full, unless previously exercised or terminated.  If employment is involuntarily terminated within twelve months following a “change in control,” options may be exercised for one year and the forfeiture provisions and transfer restrictions applicable to restricted shares will lapse and the shares will become fully vested.  Also, in such an event, the holder of performance shares or units will generally be entitled to a prorated payment with respect to such award to the same extent as if employment is terminated due to death or disability.

Except as otherwise expressly provided by the Compensation Committee, awards granted under the plan may not be assigned, encumbered or transferred, other than by will or by the applicable laws of descent and distribution.

Unless previously terminated by the Board of Directors, the plan will terminate on November 13, 2018.  The Board may amend the plan at any time; however, shareholder approval shall be obtained to the extent necessary and desirable to comply with applicable laws or regulations.

Federal Income Tax Consequences

The following is a brief summary of the principal federal income tax consequences of awards under the plan.  The summary is based on current federal income tax laws and interpretations thereof, all of which are subject to change at any time, possibly with retroactive effect.  The summary is not intended to be exhaustive.

We will be entitled to a tax deduction for awards under the plan only to the extent that the participants recognize ordinary income from the award.  Section 162(m) of the Internal Revenue Code contains special rules regarding the deductibility of compensation paid to our Chief Executive Officer and to each of our other four most highly compensated executive officers who we refer to as Section 162(m) participants.  The general rule is that annual compensation paid to any Section 162(m) participant will be deductible only to the extent that it does not exceed $1,000,000 or it qualifies as “performance-based compensation” under Section 162(m).  It is intended that the plan will permit the Compensation Committee to make awards which qualify as performance-based compensation.

A grantee who receives a non-qualified stock option does not recognize taxable income upon the grant of the option, and we will not be entitled to a tax deduction at that time.  The grantee will recognize ordinary income upon the exercise of the option in an amount equal to the excess of the fair market value of the option shares on the exercise date over the option price.  Such income will be treated as compensation to the grantee subject to applicable withholding requirements.  We are generally entitled to a tax deduction in an amount equal to the amount taxable to the grantee as ordinary income in the year the income is taxable to the grantee.  Any appreciation in value after the time of exercise will be taxable to the grantee as capital gain and we will not be entitled to a deduction for the appreciation.

A grantee who receives an incentive stock option does not recognize taxable income upon the grant or exercise of the option, and we will not be entitled to a tax deduction.  The difference between the optionprice and the fair market value of the option shares on the date of exercise, however, will be treated as a tax preference item for purposes of determining the alternative minimum tax liability, if any, of the grantee in the year of exercise.  We will not be entitled to a deduction with respect to any item of tax preference.

A grantee will recognize gain or loss upon the disposition of shares acquired from the exercise of incentive stock options.  The nature of the gain or loss depends on how long the option shares were held.  If the option shares are not disposed of pursuant to a “disqualifying disposition” (i.e., no disposition occurs within two years from the date the option was granted nor one year from the date of exercise), the grantee will recognize long-term capital gain or capital loss depending on the selling price of the shares.  If option shares are sold or disposed of as part of a disqualifying disposition, the grantee must recognize ordinary income in an amount equal to the lesser of the amount of gain recognized on the sale, or the difference between the fair market value of the option shares on the date of exercise and the option price.  Any additional gain will be taxable to the grantee as a long-term or short-term capital gain, depending on how long the option shares were held.  We will generally be entitled to a deduction in computing our federal income taxes for the year of disposition in an amount equal to any amount taxable to the grantee as ordinary income.

A grantee who receives an award of SARs will not realize taxable income at the time of grant, and we will not be entitled to a tax deduction at such time.  On the date of settlement, the grantee will realize ordinary income equal to the excess of the fair market value of the shares as of the settlement date over the fair market value on the date of grant and will be subject to applicable withholding taxes.  We will be entitled to a corresponding tax deduction.

A grantee who receives a restricted stock award generally will not realize taxable income at the time of the grant, and we will not be entitled to a tax deduction at the time of the grant.  When the restrictions lapse, the grantee will recognize income, taxable at ordinary income tax rates, in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares.  We would then be entitled to a corresponding tax deduction.  Dividends paid to the grantee during the restriction period will be compensation income to the grantee and deductible as such by us.  The holder of restricted stock may elect to be taxed at the time of grant of the restricted stock award on the fair market value of the shares, in which case (1) we will be entitled to a deduction at the same time and in the same amount, (2) dividends paid to the grantee during the restriction period will be taxable as dividends to him or her and not deductible by us and (3) there will be no further federal income tax consequences when the restrictions lapse.

A grantee who receives a performance share or unit award or another award which is subject to a performance-based condition will not realize taxable income at the time of the grant, and we will not be entitled to a tax deduction at such time.  A grantee will realize ordinary income at the time the award is paid equal to the amount of cash paid or the value of shares delivered, and we would then have a corresponding tax deduction.

The grant of awards under the plan is entirely within the discretion of the Compensation Committee.  Accordingly, it is not possible to determine at this time the benefits or amounts that will be awarded under the plan.

The Board of Directors recommends a vote “FOR” the proposal to approve the 2008 Equity Incentive Plan.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The goal of our executive compensation program is to ensure that an appropriate relationship exists between executive pay and the creation of shareholder value, while at the same time motivating and retaining qualified employees.  This section and the tables that follow it provide information regarding the compensation program and practices as they relate to the total pay for our Chief Executive Officer, Chief Financial Officer and our other two executive officers identified in the Summary Compensation Table on page 16, whom we refer to as the “named executive officers”.  We do not currently have any executive officers who are not also named executive officers.

The responsibilities of the Compensation Committee of the Board of Directors (the “Committee”) include administering our compensation programs and approving or ratifying all compensation related decisions for the named executive officers.

Elements of Compensation

Our executive compensation program is very simple.  We pay a base salary and an annual bonus and, on occasion, have granted equity incentives under shareholder-approved plans.

Base Salary.  Our industry is cyclical and, therefore, base salary is an important factor in attracting and retaining talent.  Base salaries carry over from the prior year and are reviewed annually for merit increases.  Our Chief Executive Officer makes a recommendation on merit increases for each of the other named executive officers.  Our Chief Executive Officer bases his recommendations on his subjective assessment of our overall performance and, to a lesser extent, competitive practices in our industry and of other small public companies.  The members of the Committee then use their own business experience and judgment to determine the amount of the increase, if any.  The base salary of our Chief Executive Officer is determined by the Committee based on the Committee’s subjective assessment of our overall performance and the Chief Executive Officer’s individual contributions to that performance.

Annual Cash Bonuses.  The Committee makes annual discretionary cash bonuses to the named executive officers to reward them for past efforts and motivate them for the future.  When making its bonus determinations, the Committee has available to it our business plan for the fiscal year and our annual financial statements which detail revenue, profit margins, net income and cash flows.  The Committee also considers the role of, and the contributions made by, the individual named executive officer in achieving our business plan.  The Committee does not employ a specific formula for taking any of these factors into account.  Rather, the Committee makes a subjective assessment of these factors in the aggregate to determine both how we performed in the year and the amount of the annual bonus to be paid to each named executive officer.

Equity Incentives.  Except for an award to our newly-hired Chief Financial Officer during fiscal 2007, the Committee has not granted any equity incentives, such as stock options or restricted stock, to our executive officers since fiscal 2002.  The Committee understands that equity incentives can be an effective means of aligning the interests of the participants with those of our shareholders, and to the extent that the incentives vest over a number of years, would encourage the recipients to remain our employees.  The Committee expects it will consider making equity awards in the future if our shareholders approve the new equity incentive plan being considered at this meeting.

Medical, Disability and Life Insurance.  The named executive officers participate in benefits coverage to help manage the financial impact of ill health, disability and death.  All named executive officers are provided a supplemental disability benefit and our Chief Executive and Chief Operating Officers are provided a split dollar life insurance benefit, which has been provided for several years, although the form of the benefit changed in fiscal 2003 following passage of the Sarbanes-Oxley Act of 2002.

Retirement Benefits.  We sponsor a 401(k) Plan in which full-time employees are eligible to participate.  The purpose of the plan is to provide an incentive for employees to save for their retirement income needs and to assist in our attraction and retention of employees.  Our named executive officers participate in the 401(k) Plan on the same basis as other eligible employees.  During fiscal 2007, we made matching contributions in an amount equal to 75% of the first 6% of a participant’s annual earnings that he or she contributed, up to the maximum permitted by law.  Effective January 1, 2008, we will make matching contributions in an amount equal to 100% of the first 6% of a participant’s annual earnings that he or she contributes, up to the maximum permitted by law.  We also maintain a deferred compensation program in which our named executive officers and other senior management employees may voluntarily participate.  For additional information regarding the deferred compensation program see “Executive Compensation—Nonqualified Deferred Compensation”.

Perquisites.  The Committee believes that, even though the level of perquisites provided to the named executive officers is relatively minimal, the perquisites enhance the competitiveness of our overall compensation program.  Perquisites offered to the named executive officers include reimbursement of a health club membership, personal travel, and use of company leased vehicles.  For additional information regarding perquisites see “Executive Compensation – Summary Compensation Table”.

Pay Equity. The total compensation of our Chief Executive Officer and Chief Operating Officer is significantly greater than that of the other named executive officers.  The principal reason for this disparity is that the Committee believes our Chief Executive Officer and our Chief Operating Officer were the most instrumental among the current executive officers in the development and implementation of the business strategies that began our turnaround in fiscal 2003 and have resulted in sustained growth and profitability since then.

Employment Contracts

We have entered into employment contracts with our Chief Executive Officer, our Chief Operating Officer and our Chief Financial Officer.  These contracts generally provide for salary payments and other benefits for 12 months if the officer’s employment terminates for a qualifying event or circumstance other than gross misconduct.  Additional information regarding employment contracts is found under the heading “Employment Contracts” and a quantification of benefits that would have been received by the named executive officers had termination occurred on October 31, 2007, is found under the heading “Potential Payments upon Termination”.

The Committee believes that these contracts are an important part of the overall compensation arrangements for the named executive officers.  The Committee believes that these contracts will help to secure the continued employment and dedication of our named executive officers and address any concern that they might have regarding their continued employment prior to a change in control.  The employment contracts do not include any specific guarantees regarding employment following, or compensation payable in connection with, a change in control of the Company. The Committee also believes that these contracts are important as a recruitment and retention device, as many of the companies with which we compete for executive talent have similar agreements in place for their senior executives.

Compensation Decisions for Fiscal 2008

On November 15, 2007, employing the methodology described above under “Elements of Compensation,” the Committee approved annual salaries for each of the named executive officers for 2008 as follows:  Mr. Doar - $375,000, Mr. Fabris - $335,000, Mr. Oblazney - $185,000, and Ms. McClelland - $130,000.  The Committee will consider annual bonuses for fiscal 2008 when it meets in November 2008.

Taxes and Accounting Considerations

Section 162(m) of the Internal Revenue Code limits the deductibility of non-performance-based executive compensation in excess of $1,000,000.  In fiscal 2007, none of the Company’s officers covered under the law had non-performance-based annual compensation substantially in excess of $1,000,000.  Thus, substantially all such compensation will be deductible for tax purposes.  The Committee expects to continue to monitor future compensation decisions in relation to the possible impact of Section 162(m).

Section 409A of the Internal Revenue Code affects the payments of certain types of deferred compensation to key employees and includes requirements relating to when payments under such arrangements can be made, acceleration of benefits, and timing of elections under such arrangements.  Failure to satisfy these requirements will generally lead to an acceleration of the timing for including deferred compensation in an employee’s income, as well as certain penalties and interest.  We believe that our nonqualified deferred compensation arrangements meet the effective requirements of Section 409A as required by law or regulation.

Report of the Compensation Committee

The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis with management, and based on the review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report of Form 10-K and Proxy Statement on Schedule 14A.

O. Curtis Noel, Chairman
                                     Robert W. Cruickshank

Summary Compensation Table

The following table summarizes the compensation information for each of our named executive officers for the fiscal year ended October 31, 2007.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)[1]	Option Awards ($)[2]	All Other Compensation ($)	Total ($)
Michael Doar Chairman and Chief Executive Officer	2007	328,269	670,000	-	69,548	1,067,817
James D. Fabris President and Chief Operating Officer	2007	294,231	600,000	-	60,536	954,767
John G. Oblazney Vice President, Secretary, Treasurer and Chief Financial Officer	2007	165,000	100,000	114,205	28,875	408,080
Sonja K. McClelland Corporate Controller, Assistant Secretary	2007	115,346	90,000	-	5,693	211,039
___________

[1]	Represents a discretionary bonus awarded by the Compensation Committee for performance in fiscal 2007 and paid in fiscal 2008.

[2]
The amounts shown represent the compensation costs, recognized in accordance with SFAS 123(R) during the fiscal year ended October 31, 2007, of options held by our named executive officers.  The SFAS 123(R) cost as of the grant date for stock options is spread over a three-year vesting period required for the grant to become exercisable.  There are no ratable amounts expensed for stock options that were granted in years prior to 2007 reflected in this column, as SFAS 123(R) was adopted using the modified prospective method.  There can be no assurance that the SFAS 123(R) amount will ever be realized.  Assumptions used in the calculation of these amounts are included in Note 8 to our audited financial statements for the fiscal year ended October 31, 2007, included in our Annual Report on Form 10-K.

The following table summarizes the information included in the All Other Compensation column in the Summary Compensation Table.

Name	Leased Auto[1]	Personal Travel[2]	Supplemental Disability Insurance	Matching 401(k) Plan Contributions	Split-Dollar Life Insurance	Other[3]	Total
Michael Doar	27,042	10,807	4,001	10,125	16,916	657	69,548
James D. Fabris	26,765	455	6,394	9,346	14,714	2,862	60,536
John G. Oblazney	16,737	-	456	11,025	-	657	28,875
Sonja K. McClelland	-	-	206	4,851	-	636	5,693
___________

[1]
Represents the personal use of the automobile leased by us, based on our incremental cost.  Since the automobile is used for both personal and business purposes, to determine our incremental cost, the percentage of personal use is calculated and applied to the lease and driver expenses.

[2]	Represents personal travel expenses financed by us.

[3]	Represents dues paid for a health club membership and other miscellaneous taxable fringe benefits representing less than 10% of the total personal benefits provided to each named executive officer.

Grants of Plan-Based Awards

The following table provides information regarding stock options granted during fiscal 2007.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards[1]

Michael Doar	-	-	-	-
Jim Fabris	-	-	-	-
John Oblazney	11/16/2006	15,000	$26.69	$342,615
Sonja McClelland	-	-	-	-
___________

[1]
Represents the aggregate grant date fair value of the option award in accordance with SFAS 123(R).  Assumptions used in the calculation of this amount are included in Note 8 to our audited financial statements for the fiscal year ended October 31, 2007 included in our Annual Report on Form 10-K.

The Hurco Companies, Inc. 1997 Stock Option and Incentive Plan (the “1997 Stock Option Plan”) was approved by our shareholders on May 29, 1997, and amendments to the 1997 Stock Option Plan were approved by our shareholders on May 23, 2000 and March 16, 2005.  The Compensation Committee selected those of our directors, officers and other key employees to participate in the 1997 Stock Option Plan. The Compensation Committee administered the 1997 Stock Option Plan and had discretion to determine whether to grant incentive awards, the types of incentive awards to grant and any requirements and restrictions relating to incentive awards. The 1997 Stock Option Plan allowed for the grant of stock options, restricted stock, stock appreciation rights and performance shares.

The 1997 Stock Option Plan reserved for issuance for incentive awards to participants 1,000,000 shares of our common stock, plus any additional shares of our common stock subject to outstanding options or other awards under the 1997 Stock Option Plan that expired, were terminated, were forfeited or were otherwise surrendered for cancellation.

The 1997 Stock Option Plan expired in March 2007.

Outstanding Equity Awards at Fiscal Year End

The following table provides information regarding stock options held by each named executive officer on October 31, 2007.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price	Option Expiration Date

Michael Doar	24,000	[1]	-		$2.15	12/17/2011
James D. Fabris	20,000	[1]	-		$2.15	12/17/2011
John G. Oblazney	-		15,000	[2]	$26.69	11/16/2016
Sonja K. McClelland	500	[1]	-		$2.15	12/17/2011
__________

[1]	These stock options were fully vested as of October 31, 2007.

[2]	These stock options have a three-year vesting period, with 5,000 shares vesting on each of November 16, 2007, 2008 and 2009.

Option Exercises and Stock Vested

The following table provides information regarding the exercise of stock options by the named executive officers during fiscal 2007.

	Option Awards
Name	Number of Shares Acquired on Exercise (#)		Value Realized on Exercise ($)[1]
Michael Doar	5,500	[2]	$233,145	[2]
James D. Fabris	30,000	[3]	$862,800	[3]
John G. Oblazney	-		$-
Sonja K. McClelland	-		$-
__________

[1]
Represents the difference between the option exercise price and the market price of our common stock, as reported on the Nasdaq Global Select Market, on the date of exercise, multiplied by the number of shares of our common stock underlying the stock option.

[2]	Represents an option to purchase 5,500 shares awarded on December 18, 2001 with an exercise price of $2.15 per share exercised on February 26, 2007 at the market price of $44.54.
[3]	Represents the aggregate number of shares acquired and the aggregate value realized upon exercise of the following stock option awards:
•	Option to purchase 15,000 shares awarded on December 17, 1999 with an exercise price of $3.75 per share exercised on December 15, 2006 at the market price of $31.01.
•	Option to purchase 15,000 shares awarded on December 18, 2001 with an exercise price of $2.15 per share exercised on December 28, 2006 at the market price of $32.41.

Nonqualified Deferred Compensation

For the named executive officers participating in the nonqualified deferred compensation plan, the following table provides information regarding fiscal 2007 executive contributions, fiscal 2007 earnings and aggregate balances as of October 31, 2007.  There were no Company contributions or aggregate withdrawals or distributions in fiscal 2007.

Name	Executive Contributions in Last Fiscal Year ($)[1]	Aggregate Earnings in Last Fiscal Year ($)[2]	Aggregate Balance at Last Fiscal Year End ($)[3]
Michael Doar	34,779	14,299	160,223
James D. Fabris	-	18,834	106,627
John G. Oblazney	-	-	-
Sonja K. McClelland	-	-	-
___________

[1]	The amounts are included in the amounts shown as “Salary” or “Bonus” in the Summary Compensation Table.

[2]	The amounts do not represent above-market or preferential rates.

[3]
The amounts include contributions by the named executive officers in fiscal 2007 and prior fiscal years, which contributions were reported in the Summary Compensation Table in fiscal 2007 or prior fiscal years, as applicable, and earnings on such contributions.

The Deferred Compensation Plan II (the “DCPII”) is a nonqualified deferred compensation plan to which senior managers and other highly compensated employees are eligible to participate.  A committee consisting of our Chief Executive Officer, Chief Financial Officer and Director of Human Resources administers the plan.  This committee is authorized to interpret the plan, establish, amend and rescind any rules and regulations relating to the plan, determine the terms and provisions of any agreements made pursuant to the plan and make all other determinations that may be necessary or advisable for the administration of the plan.

Eligible participants of the plan are able to defer between 2% and 50% percent of base salary and up to 100% of annual bonus less required and voluntary payroll deductions in a given plan year.  Deferral elections are made by eligible executives in January of each year for amounts to be earned in the following year.  The Board of Directors may declare a discretionary amount of matching credits for participants deferring compensation, up to a maximum of 6% of compensation.  The Board of Directors has not declared that any such matching credits be awarded to our named executive officers participating in the DCPII.

Participants are 100% vested in all deferral and matching accounts at all times.  Amounts deferred under the plan are credited with earnings at the rate of return generated by the Vanguard mutual fund investment options elected by the participants that are offered in our 401(k) Plan.  Participants may change their investment options at any time by contacting Vanguard.  Account balances in the DCPII are payable at the election of the participant either in a single lump sum or in monthly, quarterly or annual installments with a term of between two and ten years.  Distributions under the DCPII will not commence prior to the expiration of a six month period from the date of separation of service or the participant’s death, if earlier.

Employment Contracts

Michael Doar entered into an employment contract effective November 13, 2001.  The contract term is unspecified.  Mr. Doar’s salary and bonus arrangements are set annually by the Compensation Committee of the Board of Directors.  Other compensation, such as stock option grants, is awarded periodically at the discretion of the Compensation Committee.  Mr. Doar is entitled to thirty days notice and 12 months’ salary and health, life and disability insurance benefits if he is removed as Chairman and Chief Executive Officer by action of the Board of Directors.

James D. Fabris entered into an employment contract on November 18, 1997.  The contract term is unspecified.  Mr. Fabris’ salary and bonus arrangement are set annually by the Compensation Committee of the Board of Directors.  Other compensation, such as stock option grants, is awarded periodically at the discretion of the Compensation Committee.  As part of the contract, Mr. Fabris is entitled to 12 months’ salary and health and life insurance benefits if the Company terminates his employment for any reason other than gross misconduct (which is not defined in the contract).  Mr. Fabris will also be provided with the services of a professional outplacement firm.

John G. Oblazney entered into an employment contract on January 12, 2007.  The contract term is unspecified.  Mr. Oblazney’s salary and bonus arrangements are set annually by the Compensation Committee of the Board of Directors.  Other compensation, such as stock option grants, is awarded periodically at the discretion of the Compensation Committee.  Mr. Oblazney is entitled to 12 months’ salary if the Company terminates his employment for any reason other than gross misconduct (which is not defined in the contract).  Mr. Oblazney is also entitled to a lump sum payment in an amount sufficient to maintain his medical and life insurance coverage for 12 months.

Potential Payments upon Termination
						Termination		Termination
						Without		For
	Resignation	Death		Disability	Retirement	Cause		Cause
Michael Doar
Severance Pay[1]	-	-		-	-	328,269		-
Deferred Compensation[2]	160,223	160,223		160,223	160,223	160,223		160,223
Stock Options[3]	-	1,318,800		1,318,800	1,318,800	1,318,800		-
Health Care Coverage[4]	-	-		281,500	-	9,022		-
Life Insurance	-	706,538	[5]	-	-	17,018	[9]	-

James D. Fabris[7]
Severance Pay[1]	-	-		-	-	294,231		-
Deferred Compensation[2]	106,627	106,627		106,627	106,627	106,627		106,627
Stock Options[3]	-	1,099,000		1,099,000	1,099,000	1,099,000		-
Health Care Coverage[4]	-	-		249,978	-	22,555		-
Life Insurance	-	638,462	[5]	-	-	14,816	[9]	-

John G. Oblazney
Severance Pay[1]	-	-		-	-	165,000		-
Deferred Compensation	-	-		-	-	-		-
Stock Options[3]	-	152,050		152,050	152,050	152,050		-
Health Care Coverage[4]	-	-		124,500	-	22,555		-
Life Insurance	-	330,000	[6]	-	-	336	[9]	-

Sonja K. McClelland
Severance Pay[8]	-	-		-	-	20,769		-
Deferred Compensation	-	-		-	-	-		-
Stock Options[3]	-	27,475		27,475	27,475	27,475		-
Health Care Coverage[4]	-	-		109,500	-	9,022		-
Life Insurance	-	230,692	[6]	-	-	-		-
__________

[1]
"Without Cause" means, in the case of Mr. Doar, removal as Chairman and Chief Executive Officer by action of the Board of Directors, and means, in the case of Messrs. Fabris and Oblazney, termination by us for any reason other than for gross misconduct.  The severance pay is paid in a lump sum distribution on the next regular pay date following the termination date.  The amounts shown reflect 12 months salary.

[2]	Amounts can be paid in a lump sum distribution or installments depending on the participant’s election.

[3]
Reflects the excess of the closing price of $57.10 for our common stock on October 31, 2007 over the exercise price of outstanding options currently vested and any unvested stock options, the vesting of which would accelerate as a result of the named executive officer's termination of employment on October 31, 2007 as a result of the specified termination event, multiplied by the number of shares of common stock underlying the stock options.  Under the terms of the applicable award, all options shall terminate upon the first occurrence of (i) the date of termination of employment by us for cause or voluntarily by the participant for any reason other than death, disability or retirement, (ii) the expiration of three months after the date on which the participant retires or employment is terminated by us without cause, (iii) the expiration of one year after the date on which employment is terminated due to the participant’s death or disability, or (iv) upon expiration of ten years from date of grant.

[4]	Amounts represent 12 months of coverage under the short-term and long-term disability plan, any supplemental disability plan payment, and COBRA payments grossed up for tax purposes.

[5]	Amounts include split dollar life insurance payment of two times annual salary and $50,000 maximum benefit for accidental death insurance policy.

[6]	Amounts include life insurance payment of two times annual salary under accidental death insurance policy.

[7]	Mr. Fabris is also entitled to professional outplacement services if his employment is terminated by us for any reason other than for gross misconduct.

[8]	Amount reflects severance pay in accordance with Company policy based upon years of service.

[9]	Amounts represent 12 months of group term life insurance premiums payable by the Company.

In addition to the above, if a tender offer or exchange offer for shares of our common stock is commenced, or if our shareholders approve an agreement providing either for a transaction in which we will cease to be an independent publicly owned entity or for a sale or other disposition of all or substantially all of our assets, the outstanding unvested stock options held by Mr. Oblazney will become immediately exercisable in full.  None of the other named executive officers have any unvested stock options outstanding.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of January 14, 2008, regarding beneficial ownership of our common stock held by each director, director nominee and named executive officer, by all directors and executive officers as a group, and by beneficial owners of more than 5% of our common stock.  Each such person has sole voting and investment power with respect to such securities, except as otherwise noted.

Shares Beneficially Owned
Name	Number	Percent

Directors, Director Nominees and Executive Officers

Stephen H. Cooper	5,000	[1]	*

Robert W. Cruickshank	5,000		*

Michael Doar	58,650		*

Philip James	--		--

Michael P. Mazza	2,870	[2]	*

Richard T. Niner	231,812		3.6%

O. Curtis Noel	--		--

Charlie Rentschler	1,000		*

Janu Sivanesan	--		--

James D. Fabris	27,500	[3]	*

John G. Oblazney	5,000	[4]	*

Sonja K. McClelland	500	[5]	*

Executive officers and directors as a group (11 persons)	337,332	[6]	5.2%

Other Beneficial Owners
Name and Address
Systematic Financial Management, L.P. 300 Frank W. Burr Boulevard Glenpointe East, 7th Floor Teaneck, NJ 07666	440,291	[7]	6.9%

Royce & Associates, Inc. 1414 Avenue of the Americas New York, NY 10019	394,550	[8]	6.2%
________

*	Less than one (1) percent.

[1]	Includes 5,000 shares subject to options that are currently exercisable, granted in fiscal 2007.

[2]	Includes 2,500 shares subject to options that are currently exercisable, granted in fiscal 2007.

[3]	Includes 20,000 shares subject to options that are exercisable within 60 days.

[4]	Includes 5,000 shares subject to options that are exercisable within 60 days.

[5]	Includes 500 shares subject to options that are exercisable within 60 days.

[6]	Includes 57,000 shares subject to options that are exercisable within 60 days.

[7]	Based solely on the information supplied by Systematic Financial Management, L.P. on a Schedule 13G filed with the SEC on February 14, 2007, indicating beneficial ownership as of December 31, 2006.

[8]	Based solely on the information supplied by Royce & Associates, Inc. on a Schedule 13G filed with the SEC on October 4, 2007, indicating beneficial ownership as of September 30, 2007.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is comprised of the three directors named below.  The Board of Directors and the Audit Committee have determined that the Audit Committee’s current composition satisfies the Nasdaq listing requirements that govern audit committee composition, including the requirement that audit committee members all be “independent directors” as defined by Nasdaq listing requirements.  The Board of Directors annually reviews the independence of the audit committee members in view of the Nasdaq listing requirements and the SEC’s definition of independence for audit committee members and the audit committee independence requirements in the Company’s Corporate Governance Principles. The Board has determined that Robert W. Cruickshank meets the SEC’s definition of an “audit committee financial expert.”

The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information, which will be provided to the shareholders and others, the system of internal controls which management has established, and the audit process.  In doing so, it is the responsibility of the Audit Committee to provide an open avenue of communication between the Board of Directors, management, and the independent auditors.

The Audit Committee has adopted a formal, written charter, which specifies the scope of the Audit Committee’s responsibilities and how it should carry out those responsibilities.  The Audit Committee reviews and reassesses the adequacy of the charter on an annual basis.  A copy of the charter as currently in effect is available on the Company’s website at www.hurco.com.

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended October 31, 2007 with the Company’s management.  The Audit Committee has discussed with Crowe Chizek and Company LLC, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).  The Audit Committee has also received the written disclosures and the letter from Crowe Chizek and Company LLC required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of Crowe Chizek and Company LLC with that firm.

The members of the Audit Committee have also confirmed that there have been no new circumstances or developments since their appointment to the Committee that would impair any member’s ability to act independently.Based on the reviews and discussions referred above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2007, as filed with the SEC.

Robert W. Cruickshank, Chairman
                                                                                                            Stephen H. Cooper
                                                                                                             Michael P. Mazza

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Crowe Chizek and Company LLC (“Crowe Chizek”) served as our independent registered public accounting firm for fiscal 2006 and 2007.  The Audit Committee intends to approve Crowe Chizek as our independent registered public accounting firm for fiscal 2008.  Representatives of Crowe Chizek are expected to be present at the annual meeting and will have the opportunity to make a statement if desired and such representatives are expected to be available to respond to appropriate questions.

PricewaterhouseCoopers LLP (“PwC”) served as our independent registered public accounting firm for fiscal 2005.  PwC was dismissed as our independent registered public accounting firm on January 26, 2006.  This decision was made by the Audit Committee.  The reports of PwC on our financial statements for the fiscal years ended October 31, 2005 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.  During the fiscal year ended October 31, 2005 and through January 26, 2006, there were no disagreements between us and PwC on any matter of accounting principle or practices, financial statement disclosure or auditing scope of procedure which, if not resolved to PwC’s satisfaction, would have caused PwC to make reference thereto in its report on our consolidated financial statements for such periods; nor were there any reportable events as defined in Item 304(a)(1)(v) of Regulation S-K of the Exchange Act.

Audit and Non-Audit Fees

The following table sets forth fees paid on a cash basis to Crowe Chizek and PwC for services provided during fiscal years 2007 and 2006.

	2007	2006
Audit Fees[1]	$321,905	$363,377
Audit Related Fees[2]	400,003	110,296
Tax Fees[3]	49,346	75,323
All Other Fees[4]	39,873	16,000
TOTAL	$811,127	$564,996
__________

[1]	Represents fees for professional services provided in connection with the audit of annual financial statements and review of quarterly financial statements.

[2]
Represents fees for professional services provided in connection with the audit of internal control over financial reporting for compliance with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002 which applied to us beginning in fiscal 2006.

[3]	Represents fees for services provided in connection with tax compliance and review for the audit of annual financial statements.

[4]	Represents fees for the audit of our employee benefit plan and fees related to the inclusion of audited financial statements for filing of our shelf registration statement on Form S-3.

Pre-approval Policy

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.  These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget.  The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval, and the fees for the services performed to date.  The Audit Committee may also pre-approve particular services on a case-by-case basis.  For fiscal 2007 all of the fees reported above as “Audit Related Fees,” “Tax Fees,” and “All Other Fees” were pre-approved by the Audit Committee.  During fiscal 2007, Crowe Chizek did not provide any non-audit services.  The Audit Committee has concluded that the provision of the services listed above is compatible with maintaining the independence of Crowe Chizek.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Under our Code of Business Conduct and Ethics, which is available on our website at www.hurco.com, our directors, officers and employees are not permitted to conduct business on our behalf with a member of his or her family, or a business organization with which he or she or a family member has an interest or employment relationship that could be considered significant in terms of potential conflict of interest unless such business dealings have been disclosed to, and approved by, our Audit Committee.

Further, under our Audit Committee’s charter, which is available on our website at www.hurco.com, our Audit Committee must review and approve all related person transactions.  No related person transaction in an amount exceeding $120,000 occurred during fiscal 2007.

SHAREHOLDER PROPOSALS FOR OUR 2009 ANNUAL MEETING

The date by which shareholder proposals must be received by us for inclusion in proxy materials relating to the 2009 annual meeting of shareholders is September 30, 2008.

In order to be considered at the 2009 annual meeting, shareholder proposals and shareholder nominations for director must comply with the advance notice and eligibility requirements contained in our By-Laws.  Our By-Laws provide that shareholders are required to give us advance notice of any business to be brought by a shareholder before an annual shareholders’ meeting.  For business to be properly brought before an annual meeting by a shareholder, the shareholder must give timely written notice thereof to the Secretary of the Company.  In order to be timely, a shareholder’s notice must be delivered to or mailed and received at our principal executive offices not less than 60 days prior to the meeting.  In the event that less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder must be received not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure was made.  The notice must contain specified information about the proposed business or nominee, as the case may be, and the shareholder making the proposal or nomination.  A copy of our By-Laws is available upon request.  Such requests and any shareholder proposals or nominations should be sent to John G. Oblazney, Secretary, Hurco Companies, Inc., One Technology Way, P.O. Box 68180, Indianapolis, Indiana 46268, our principal executive offices.  These procedures apply to any matter that a shareholder wishes to raise at the 2009 annual meeting, including those matters raised other than pursuant to 17 C.F.R. §240.14a-8 of the rules and regulations of the SEC.  A shareholder proposal that does not meet the above requirements will be considered untimely, and any proxy solicited by us may confer discretionary authority to vote on such proposal.

INCORPORATION BY REFERENCE

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Exchange Act, as amended, that may incorporate future filings (including this proxy statement, in whole or in part), the preceding Report of the Audit Committee and the Report of the Compensation Committee shall not be incorporated by reference in any such filings.

ANNUAL REPORT ON FORM 10-K

We filed our Annual Report on Form 10-K for the fiscal year ended October 31, 2007, with the SEC.  Shareholders may obtain a copy of the Form 10-K by writing to John G. Oblazney, Vice President and Chief Financial Officer, Hurco Companies, Inc., One Technology Way, P. O. Box 68180, Indianapolis, Indiana 46268.  A copy of the Annual Report on Form 10-K can also be obtained at www.hurco.com or www.sec.gov.

OTHER BUSINESS

The Board of Directors knows of no other matters that may be presented at the annual meeting.  If any other matters should properly come before the annual meeting, the persons named in the enclosed form of proxy will vote in accordance with their business judgment on such matter.

APPENDIX A

HURCO COMPANIES, INC.
2008 EQUITY INCENTIVE PLAN

1.
Plan Purpose.  The purpose of the Plan is to promote the long-term interests of the Company and its shareholders by providing a means for attracting and retaining officers, directors and key employees of the Company and its Affiliates.

2.	Definitions. The following definitions are applicable to the Plan:

“Affiliate” means any “parent corporation” or “subsidiary corporation” of the Company as such terms are defined in Code Sections 424(e) and (f), respectively.

“Award” means the grant by the Committee of Incentive Stock Options, Non-Qualified Stock Options, Restricted Shares, Performance Shares, Performance Units, Stock SARs or any combination thereof, as provided in the Plan.

“Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

“Base Value” means, with respect to a Stock SAR, an amount equal to or greater than the Market Value of a Share on the date of grant of the Stock SAR.

“Board” means the Board of Directors of the Company.

“Cause” means, in connection with a Participant’s termination of service, theft or embezzlement from the Company or any Affiliate, violation of a material term or condition of employment, disclosure of confidential information of the Company or any Affiliate, conviction of the Participant of a crime of moral turpitude, stealing of trade secrets or intellectual property owned by the Company or any Affiliate, any act by the Participant in competition with the Company or any Affiliate, or any other act, activity or conduct of a Participant which in the opinion of the Board is adverse to the best interests of the Company or any Affiliate.

“Change in Control” means each of the events set forth in any one of the following paragraphs:

(i)
The acquisition, within a 12-month period ending on the date of the most recent acquisition, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act as in effect from time to time) of thirty percent (30%) or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that the following acquisitions shall not constitute an acquisition of control:  (A) any acquisition by a Person who, immediately before the commencement of the 12-month period, already held beneficial ownership of thirty percent (30%) or more of that combined voting power, (B) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (C) any acquisition by the Company, (D) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (E) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A), (B) and (C) of subsection (iii) of this definition are satisfied;

(ii)
The replacement of a majority of the members of the Board during any 12-month period, by members whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election;

(iii)
A Reorganization, merger or consolidation, in each case, unless, following such Reorganization, merger or consolidation, (A) more than sixty percent (60%) of, respectively, the then outstanding shares of common stock of the corporation resulting from such Reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Company common stock and outstanding Company voting securities immediately prior to such Reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such Reorganization, merger or consolidation, of the outstanding Company stock and outstanding Company voting securities, as the case may be, (B) no Person (excluding the Company, any employee benefit plan or related trust of the Company or such corporation resulting from such Reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such Reorganization, merger or consolidation, directly or indirectly, twenty-five percent (25%) or more of the outstanding Company common stock or outstanding voting securities, as the case may be) beneficially owns, directly or indirectly, twenty-five percent (25%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of the corporation resulting from such Reorganization, merger or consolidation were members of the Board at the time of the execution of the initial agreement providing for such Reorganization, merger or consolidation;

(iv)	A complete liquidation or dissolution of the Company; or

(v)
The sale or other disposition of all or substantially all of the assets of the Company, other than any of the following dispositions: (A) to a corporation with respect to which following such sale or other disposition (x) more than sixty percent (60%) of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Company common stock and outstanding Company voting securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the outstanding Company common stock and outstanding Company voting securities, as the case may be, (y) no Person (excluding the Company and any employee benefit plan or related trust of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, twenty-five percent (25%) or more of the outstanding Company common stock or outstanding Company voting securities, as the case may be) beneficially owns, directly or indirectly, twenty-five percent (25%) or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (z) at least a majority of the members of the board of directors of such corporation were members of the Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company; (B) to a shareholder of the Company in exchange for or with respect to its stock; (C) to a Person that owns, directly or indirectly, fifty percent (50%) or more of the total value orvoting power of all outstanding stock of the Company; or (D) to an entity, at least fifty percent (50%) or more of the total value or voting power of which is owned, directly or directly, by the Company or by a Person described in (C).

Despite any other provision of this definition to the contrary, an occurrence shall not constitute a Change in Control if it does not constitute a change in the ownership or effective control, or in the ownership of substantial portion of the assets of, the Company within the meaning of Code Section 409A(a)(2)(A)(v) and its interpretive regulations.

“Code” means the Internal Revenue Code of 1986, as amended, and its interpretive regulations.

“Committee” means the Compensation Committee appointed by the Board pursuant to Section 3 of the Plan.

“Company” means Hurco Companies, Inc., an Indiana corporation.

“Continuous Service” means, in the case of an Employee, the absence of any interruption or termination of service as an Employee of the Company or an Affiliate; and in the case of an individual who is not an Employee, the absence of any interruption or termination of the service relationship between the individual and the Company or an Affiliate.  Service will not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of a Participant’s transfer between the Company and an Affiliate or any successor to the Company.

“Director” means any individual who is a member of the Board.

“Disability” means total and permanent disability as determined by the Committee pursuant to Code Section 22(e)(3).

“EBITDA” means earnings before interest, taxes, depreciation and amortization.

“Employee” means any person, including an officer, who is employed by the Company or any Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price per Share at which the Shares subject to an Option may be purchased upon exercise of the Option which may not be less than the Market Value of a Share on the date of grant of the Option.

“Incentive Stock Option” means an option to purchase Shares granted by the Committee pursuant to the terms of the Plan that is intended to qualify under Code Section 422.

“Market Value” means the price at which the Shares were last sold on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of Shares on the Nasdaq Global Select Market, or, if the Shares are not listed on the Nasdaq Global Select Market, on the principal exchange on which the Shares are listed for trading, or, if the Shares are not then listed for trading on any exchange, the mean between the closing high bid and low asked quotations of one Share on the date in question as reported by Nasdaq or any similar system then in use, or, if no such quotations are available, the fair market value on such date of one Share as the Committee shall determine.

“Non-Qualified Stock Option” means an option to purchase Shares granted by the Committee pursuant to the terms of the Plan, which option is not intended to qualify under Code Section 422.

“Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

“Participant” means any individual selected by the Committee to receive an Award.

“Performance Cycle” means the period of time, designated by the Committee, over which the achievement of any Performance Goals are to be measured.

“Performance Goals” means any one or more of the following financial criteria which may be determined on a Company-wide, departmental, divisional or regional basis and which may be measured by using average amounts for the criteria, in absolute terms, by reference to internal targets or by comparison to a group of other companies designated by the Committee:

•	Earnings before interest, tax, depreciation and amortization
•	Return on assets
•	Return on equity
•	Return on capital
•	Return on revenue
•	Cash return on tangible equity
•	Cash flow
•	Book value
•	Stock price performance
•	Earnings per share
•	Net income
•	Operating income
•	Total shareholder return

“Performance Shares” means Shares awarded pursuant to Section 13 of the Plan.

“Performance Unit” means an Award granted to a Participant pursuant to Section 13 of the Plan.

“Plan” means the Hurco Companies, Inc. 2008 Equity Incentive Plan.

“Reorganization” means the liquidation or dissolution of the Company, or any merger, consolidation or combination of the Company (other than a merger, consolidation or combination in which the Company is the continuing entity and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property or any combination thereof).

“Restricted Period” means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 12 of the Plan with respect to Restricted Shares.

“Restricted Shares” means Shares that have been contingently awarded to a Participant by the Committee subject to the restrictions referred to in Section 12 of the Plan, so long as such restrictions are in effect.

“Retirement” means, in the case of an Employee, a termination of Continuous Service by reason of the Employee’s retirement on or after the Employee’s 65th birthday or such other age, if any, set forth in the Company’s retirement policy as in effect from time to time and, with respect to a Director who is not an Employee, such time as the Director no longer serves on the Board.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means the shares of common stock, no par value, of the Company.

“Stock SARs” means an Award granted pursuant to Section 14 of the Plan.

3.
Administration; Performance Conditions.  The Plan will be administered by the Compensation Committee of the Board, which will consist of two or more members of the Board, each of whom will be a “non-employee director” as provided under Rule 16b-3 of the Exchange Act, and an “outside director” as provided under Code Section 162(m).  The members of the Committee will be appointed by the Board.  Except as limited by the express provisions of the Plan, the Committee will have sole and complete authority to (a) select Participants and grant Awards; (b) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (c) determine the terms and conditions upon which Awards will be granted under the Plan; (d) prescribe the form and terms of Award Agreements; (e) establish procedures and regulations for the administration of the Plan; (f) interpret the Plan; and (g) make all determinations deemed necessary or advisable for the administration of the Plan.

A majority of the Committee will constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee without a meeting, will be acts of the Committee.  All determinations and decisions made by the Committee pursuant to the provisions of the Plan will be final, conclusive, and binding on all persons, and will be given the maximum deference permitted by law.

The Committee may condition any Award, other than an Award of Incentive Stock Options, upon the achievement of any one or more of the Performance Goals measured over a Performance Cycle designated by the Committee.

4.
Participants.  The Committee may select from time to time Participants in the Plan from those officers, Directors, and Employees of the Company or its Affiliates who, in the opinion of the Committee, have the capacity for contributing in a substantial measure to the successful performance of the Company or its Affiliates.

5.
Substitute Options.  In the event the Company or an Affiliate consummates a transaction described in Code Section 424(a), persons who become Employees or Directors on account of such transaction may be granted Options in substitution for options granted by the former employer.  The Committee, in its sole discretion and consistent with Code Section 424(a), shall determine the Exercise Price of the substitute Options, but in no event shall the ratio of the Exercise Price to the Market Value of the Shares subject to the Substitute Options immediately after the substitution be greater than the ratio of the exercise price to the fair market value of the shares subject to the former employer’s options immediately before the substitution.

6.	Shares Subject to Plan, Limitations on Grants. Subject to adjustment by the operation of Section 16 hereof:

(a)
The maximum number of Shares that may be issued with respect to Awards made under the Plan is 750,000 Shares, no more than 100,000 of which may be issued pursuant to Awards granted in the form of Incentive Stock Options, and no more than 375,000 of which may be issued pursuant to Awards granted in the form of Restricted Shares, Performance Shares, Performance Units, or Stock SARs.  The number of Shares that may be granted under the Plan to any Participant during any one calendar year under all forms of Awards will not exceed 75,000 Shares.

(b)
The Shares with respect to which Awards may be made under the Plan may either be authorized and unissued Shares or issued Shares heretofore or hereafter reacquired and held as treasury Shares.  Any Award that expires, terminates or is surrendered for cancellation, or with respect to Restricted Shares, which is forfeited (so long as any cash dividends paid on such Shares are also forfeited), may be subject to new Awards under the Plan with respect to the number of Shares asto which a termination or forfeiture has occurred.  Additionally, Shares that are withheld by the Company or delivered by the Participant to the Company in order to satisfy payment of the Exercise Price or any tax withholding obligation and Shares granted pursuant to an Award Agreement which is subsequently settled in cash rather than Shares may be subject to new Awards under the Plan.

(c)
In connection with the granting of an Award, the number of Shares available for issuance under this Plan shall be reduced by the number of Shares in respect of which the Award is granted or denominated; provided, however, that, with respect to a Stock SAR, the number of Shares available for issuance under this Plan shall be reduced only by the number of Shares issued in settlement.

7.	General Terms and Conditions of Options.

(a)
The Committee will have full and complete authority and discretion, except as expressly limited by the Plan, to grant Options and to prescribe the terms and conditions (which need not be identical among Participants) of the Options; provided, however, that the Committee shall not enter into any Award Agreement that includes terms or conditions that would subject the Participant to gross income inclusion, interest, or additional tax pursuant to Code Section 409A.  Each Option will be evidenced by an Award Agreement that will specify:  (i) the Exercise Price, (ii) the number of Shares subject to the Option, (iii) the expiration date of the Option, (iv) the manner, time and rate (cumulative or otherwise) of exercise of the Option, (v) the restrictions, if any, to be placed upon the Option or upon Shares that may be issued upon exercise of the Option, (vi) the conditions, if any, under which a Participant may transfer or assign Options, and (vii) any other terms and conditions as the Committee, in its sole discretion, may determine.

(b)
The Committee shall not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Option Award Agreement to reduce the Exercise Price.  Furthermore, no Option shall be cancelled and replaced with an Option having a lower Exercise Price without further approval of the shareholders of the Company.

8.	Exercise of Options.

(a)
Except as provided in Section 18, an Option granted under the Plan will be exercisable only by the Participant, and except as provided in Section 9 of the Plan, no Option may be exercised unless at the time the Participant exercises the Option, the Participant has maintained Continuous Service since the date of the grant of the Option.

(b)
To exercise an Option under the Plan, the Participant must give written notice to the Company specifying the number of Shares with respect to which the Participant elects to exercise the Option together with full payment of the Exercise Price.  The date of exercise will be the date on which the notice is received by the Company.  Payment may be made either (i) in cash (including check, bank draft or money order), (ii) by tendering Shares already owned by the Participant for at least six (6) months prior to the date of exercise and having a Market Value on the date of exercise equal to the Exercise Price, (iii) through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to Shares issuable upon exercise of the Option and the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company to cover the Exercise Price, or (iv) by any other means determined by the Committee in its sole discretion.

9.
Termination of Options.  Unless otherwise specifically provided elsewhere in the Plan or by the Committee in the Award Agreement or any amendment thereto, Options will terminate as provided in this Section.

(a)
Unless sooner terminated under the provisions of this Section, Options will expire on the earlier of the date specified in the Award Agreement or the expiration of ten (10) years from the date of grant.

(b)
If the Continuous Service of a Participant is terminated for Cause, all rights under any Options granted to the Participant will terminate immediately upon the Participant’s cessation of Continuous Service, and the Participant will (unless the Committee, in its sole discretion, waives this requirement) repay to the Company within ten (10) days the amount of any gain realized by the Participant upon any exercise of an Option, awarded under the Plan, within the 90-day period prior to the cessation of Continuous Service.

(c)
If the Continuous Service of a Participant is terminated voluntarily by the Participant for any reason other than death, Disability, or Retirement, the Participant may exercise outstanding Options to the extent that the Participant was entitled to exercise the Options at the date of cessation of Continuous Service, but only within the period of three (3) months immediately succeeding the Participant’s cessation of Continuous Service, and in no event after the applicable expiration dates of the Options.

(d)
If the Continuous Service of a Participant is terminated by reason of Retirement or terminated by the Company without Cause, the Participant may exercise outstanding Options to the extent that the Participant was entitled to exercise the Options at the date of cessation of Continuous Service, but only within the period of three (3) months immediately succeeding the Participant’s cessation of Continuous Service, and in no event after the applicable expiration dates of the Options; provided, however, that if a Participant is terminated by the Company without Cause within twelve months after a Change in Control, such Participant may exercise outstanding Options to the extent he or she was entitled to exercise the Options at the date of cessation of Continuous Service, within the period of one (1) year immediately succeeding the cessation of Continuous Service but in no event after the applicable expiration dates of the Options.

(e)
In the event of the Participant’s death or Disability, all Options heretofore granted and not fully exercisable will become exercisable in full and the Participant or the Participant’s beneficiary, as the case may be, may exercise such Options within the period of one (1) year immediately succeeding the Participant’s cessation of Continuous Service by reason of death or Disability, and in no event after the applicable expiration dates of the Options.

(f)
Notwithstanding the provisions of the foregoing paragraphs of this Section 9, the Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of the cessation of Continuous Service, to the extent permitted by applicable federal and state law.  Additionally, notwithstanding the provisions of the foregoing paragraphs of this Section 9, the Committee may, in its sole discretion, allow the exercise of an expired Option if the Committee determines that: (i) the expiration was solely the result of the Company’s inability to execute the exercise of an Option due to conditions beyond the Company’s control, and (ii) the Participant made valid and reasonable efforts to exercise the Award.  In the event the Committee makes such a determination, the Company shall allow the exercise to occur as promptly as possible following its receipt of exercise instructions subsequent to such determination.

10.
Restrictive Covenants.  In its discretion, the Committee may condition the grant of any Option under the Plan upon the Participant agreeing to reasonable covenants in favor of the Company and/or any Affiliate (including, without limitation, covenants not to compete, not to solicit Employees and customers, and not to disclose confidential information) that may have effect following the termination of employment with the Company or any Affiliate, and after the Option has been exercised, including, without limitation, the requirement to disgorge any profit, gain or other benefit received upon exercise of the Option prior to any breach of any covenant.

11.	Incentive Stock Options.

(a)
Incentive Stock Options may be granted only to Participants who are Employees.  Any provisions of the Plan to the contrary notwithstanding, (i) no Incentive Stock Option will be granted more than ten (10) years from the earlier of the date the Plan is adopted by the Board or approved by the Company’s shareholders, (ii) no Incentive Stock Option will be exercisable more than ten (10) years from the date the Incentive Stock Option is granted, (iii) the Exercise Price of any Incentive Stock Option will not be less than the Market Value per Share on the date such Incentive Stock Option is granted, (iv) any Incentive Stock Option will not be transferable by the Participant to whom such Incentive Stock Option is granted other than by will or the laws of descent and distribution and will be exercisable during the Participant’s lifetime only by such Participant, (v) no Incentive Stock Option will be granted that would permit a Participant to acquire, through the exercise of Incentive Stock Options in any calendar year, under all plans of the Company and its Affiliates, Shares having an aggregate Market Value (determined as of the time any Incentive Stock Option is granted) in excess of $100,000 (determined by assuming that the Participant will exercise each Incentive Stock Option on the date that such Option first becomes exercisable), and (vi) no Incentive Stock Option may be exercised more than three (3) months after the Participant’s cessation of Continuous Service (one (1) year in the case of Disability) for any reason other than death.  Notwithstanding the foregoing, in the case of any Participant who, at the date of grant, owns Shares possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Affiliate, the Exercise Price of any Incentive Stock Option will not be less than 110% of the Market Value per Share on the date such Incentive Stock Option is granted and such Incentive Stock Option shall not be exercisable more than five (5) years from the date such Incentive Stock Option is granted.

(b)
Notwithstanding any other provisions of the Plan, if for any reason an Option granted under the Plan that is intended to be an Incentive Stock Option fails to qualify as an Incentive Stock Option, such Option will be deemed to be a Non-Qualified Stock Option, and such Option will be deemed to be fully authorized and validly issued under the Plan.

12.
Terms and Conditions of Restricted Shares.  The Committee will have full and complete authority, subject to the limitations of the Plan, to grant Awards of Restricted Shares and to prescribe the terms and conditions (which need not be identical among Participants) in respect of the Awards.  Unless the Committee otherwise specifically provides in the Award Agreement, an Award of Restricted Shares will be subject to the following provisions:

(a)
At the time of an Award of Restricted Shares, the Committee will establish for each Participant a Restricted Period during which, or at the expiration of which, the Restricted Shares will vest.  Subject to paragraph (f) of this Section, the Participant will have all the rights of a shareholder with respect to the Restricted Shares, including, but not limited to, the right to receive all dividends paid on the Restricted Shares and the right to vote the Restricted Shares.  The Committee will have the authority, in its discretion, to accelerate the time at which any or all ofthe restrictions will lapse with respect to any Restricted Shares prior to the expiration of the Restricted Period, or to remove any or all restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of the Restricted Period.

(b)
Subject to Section 17, if a Participant ceases Continuous Service for any reason other than death or Disability before the Restricted Shares have vested, a Participant’s rights with respect to the unvested portion of the Restricted Shares will terminate and be returned to the Company.

(c)	Subject to Section 17, if a Participant ceases Continuous Service by reason of death or Disability before any Restricted Period has expired, the Restricted Shares will become fully vested.

(d)
Each certificate issued in respect to Restricted Shares will be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Company and will bear the following (or a similar) legend:

“The transferability of this certificate and the shares represented hereby are subject to the terms and conditions (including forfeiture) contained in the Hurco Companies, Inc. 2008 Equity Incentive Plan, and an Award Agreement entered into between the registered owner and Hurco Companies, Inc.  Copies of the Plan and Award Agreement are on file in the office of the Secretary of Hurco Companies, Inc.”

(e)
At the time of an Award of Restricted Shares, the Participant will enter into an Award Agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Award.

(f)
At the time of an Award of Restricted Shares, the Committee may, in its discretion, determine that the payment to the Participant of dividends declared or paid on the Restricted Shares by the Company, or a specified portion thereof, will be deferred until the earlier to occur of (i) the lapsing of the restrictions imposed with respect to the Restricted Shares, or (ii) the forfeiture of such Restricted Shares under paragraph (b) of this Section, and will be held by the Company for the account of the Participant until such time.  In the event of deferral, there will be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine.  Payment of deferred dividends, together with accrued interest, will be made upon the earlier to occur of the events specified in (i) and (ii) of this paragraph.  The Committee’s authority, however, to accelerate the lapse of restrictions or to remove restrictions on Restricted Shares, pursuant to paragraph (a) of this Section, shall not apply to accelerate the payment of any deferred dividends on the Restricted Shares.

(g)
At the expiration of the restrictions imposed by this Section, the Company will redeliver to the Participant the certificate(s) and stock powers, deposited with the Company pursuant to paragraph (d) of this Section, and the Shares represented by the certificate(s) will be free of all restrictions.

(h)	No Award of Restricted Shares may be assigned, transferred or encumbered.

13.	Performance Shares and Performance Units.

(a)
The Committee, in its sole discretion, may from time to time authorize the grant of Performance Shares and Performance Units upon the achievement of Performance Goals (which may be cumulative and/or alternative) within a designated Performance Cycle as may be established, in writing, by the Committee based on any one or any combination of the Performance Goals.

(b)	In the case of Performance Units, the Committee shall determine the value of Performance Units under each Award.

(c)	As determined in the discretion of the Committee, Performance Goals may differ among Participants and/or relate to performance on a Company-wide or divisional basis.

(d)
 At such time as it is certified, in writing, by the Committee that the Performance Goals established by the Committee have been attained or otherwise satisfied within the Performance Cycle, the Committee will authorize the payment of Performance Shares or Performance Units in the form of cash or Shares registered in the name of the Participant, or a combination of cash and Shares, equal to the value of the Performance Shares or Performance Units at the end of the Performance Cycle.  Payment shall be made in a lump sum no later than the 15th day of the third month following the end of the calendar year in which the applicable Performance Cycle ends.

(e)
The grant of an Award of Performance Shares or Performance Units will be evidenced by an Award Agreement containing the terms and conditions of the Award as determined by the Committee.  To the extent required under Code Section 162(m), the business criteria under which Performance Goals are determined by the Committee will be resubmitted to shareholders for reapproval no later than the first shareholder meeting that occurs in the fifth year following the year in which shareholders previously approved the Plan.

(f)
Subject to Section 17, if the Participant ceases Continuous Service before the end of a Performance Cycle for any reason other than Disability or death, the Participant will forfeit all rights with respect to any Performance Shares or Performance Units that were being earned during the Performance Cycle.  The Committee, in its sole discretion, may establish guidelines providing that if a Participant ceases Continuous Service before the end of a Performance Cycle by reason of Disability or death, the Participant will be entitled to a prorated payment with respect to any Performance Shares or Performance Units that were being earned during the Performance Cycle.

14.	Stock SARs.

(a)
The Committee may, from time to time, authorize the grant of Stock SARs that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares) as are deemed by the Committee to be consistent with the purposes of the Plan.  Subject to the terms of the Plan, the Committee shall determine the terms and conditions of such Awards.

(b)	Upon exercise of vested Stock SARs, the following procedure will govern the determination of the number of Shares that settle the exercise of the Award:

(i)	The number of Stock SARs exercised is multiplied by the dollar amount by which the Market Value of a Share of common stock on the date of exercise exceeds the Base Value of a Share.

(ii)
A portion of the dollar amount calculated in Section 14(b)(i) is withheld for income tax purposes; the amount to be determined by the Committee consistent with federal and state income tax withholding guidelines.

(iii)
The dollar amount remaining after the calculation in Section 14(b)(ii) is divided by the Market Value of a Share on the date of exercise to determine the number of Sharesdelivered to the Participant to settle the exercise of the Stock SARs.  Such delivery of Shares will always be denominated in whole shares.  The dollar value of any fractional Share resulting from the previous calculations is distributed to the Participant in the form of cash.

(c)
Unless otherwise specifically provided elsewhere in the Plan or by the Committee in the Award Agreement or any amendment thereto, Stock SARs will terminate at the same times and upon the same terms and conditions as are provided for Options under Section 9.

15.
Adjustments Upon Changes in Capitalization.  In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any Reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Company, the maximum aggregate number and class of Shares as to which Awards may be granted under the Plan and the number and class of Shares, and the Exercise Price of Options and Base Value of Stock SARs, with respect to which Awards theretofore have been granted under the Plan will be appropriately adjusted by the Committee to prevent the dilution or diminution of Awards.  The Committee’s determination with respect to any adjustments will be conclusive.  Any Shares or other securities received, as a result of any of the foregoing, by a Participant with respect to Restricted Shares will be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing the Shares or other securities will be legended and deposited with the Company in the manner provided in Section 12 of this Agreement.

16.	Effect of Reorganization. Unless otherwise provided by the Committee in the Award Agreement, Awards will be affected by a Reorganization as follows:

(a)
If the Reorganization is a dissolution or liquidation of the Company then (i) the restrictions on Restricted Shares will lapse and (ii) each outstanding Option and Stock SAR Award will terminate, but each Participant to whom the Award was granted will have the right, immediately prior to the dissolution or liquidation, to exercise the Option or Stock SAR in full, notwithstanding the provisions of Section 11, and the Company will notify each Participant of such right within a reasonable period of time prior to any dissolution or liquidation.

(b)
If the Reorganization is a merger or consolidation, upon the effective date of the Reorganization (i) each Participant will be entitled, upon exercise of an Option or Stock SAR in accordance with all of the terms and conditions of the Plan, to receive in lieu of Shares, shares or other securities or consideration as the holders of Shares are entitled to receive pursuant to the terms of the Reorganization; and (ii) each holder of Restricted Shares will be entitled to receive shares or other securities as the holders of Shares received which will be subject to the restrictions set forth in Section 12 (unless the Committee accelerates the lapse of such restrictions) and the certificate(s) or other instruments representing or evidencing the shares or other securities shall be legended and deposited with the Company in the manner provided in Section 12 of this Plan.

The adjustments contained in this Section and the manner of application of such provisions will be determined solely by the Committee.

17.	Effect of Change of Control.

(a)
If the Continuous Service of any Participant of the Company or any Affiliate is involuntarily terminated, for whatever reason, at any time within twelve (12) months after a Change in Control, unless the Committee has otherwise provided in the Award Agreement, (i) any Restricted Period with respect to an Award of Restricted Shares will lapse upon the Participant’s termination of Continuous Service and all Restricted Shares will become fully vested in the Participant to whom the Award was made; and (ii) with respect to Performance Shares and Performance Units, theParticipant will be entitled to receive a prorata payment to the same extent as if the Participant ceases Continuous Service by reason of death or Disability under Section 13 of the Plan.

(b)
If a tender offer or exchange offer for Shares (other than such an offer by the Company) is commenced, or if a Change in Control occurs, unless the Committee has otherwise provided in the Award Agreement, all Option and Stock SAR Awards theretofore granted and not fully exercisable will become exercisable in full upon the happening of such event and will remain exercisable in accordance with their terms; provided, however, that no Options or Stock SARs which have previously been exercised or otherwise terminated will become exercisable.

18.
Assignments and Transfers.  No Award nor any right or interest of a Participant in any Award under the Plan may be assigned, encumbered or transferred otherwise than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its sole discretion, set forth in an Award Agreement at the time of grant or thereafter, that the Award (other than Incentive Stock Options) may be transferred to members of the Participant’s immediate family, to one or more trusts solely for the benefit of such immediate family members and to partnerships in which such family members or trusts are the only partners.  For this purpose, immediate family means the Participant’s spouse, parents, children, step-children, grandchildren and legal dependents.  Any transfer of an Award under this provision will not be effective until notice of such transfer is delivered to the Company.

19.
Employee Rights Under the Plan.  No officer, Director, Employee or other person will have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no officer, Director, Employee or other person will have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Company or any Affiliate.  Neither the Plan nor any action taken under the Plan will be construed as giving any Employee any right to be retained in the employ of the Company or any Affiliate.

20.
Delivery and Registration of Shares.  The Company’s obligation to deliver Shares with respect to an Award will, if the Committee requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee will determine to be necessary or advisable to comply with the provisions of the Securities Act or any other applicable federal or state securities laws.  It may be provided that any representation requirement will become inoperative upon a registration of the Shares or other action eliminating the necessity of the representation under the Securities Act or other state securities laws.  The Company will not be required to deliver any Shares under the Plan prior to (a) the admission of such Shares to listing on any stock exchange or system on which Shares may then be listed, and (b) the completion of any registration or other qualification of the Shares under any state or federal law, rule or regulation, as the Company determines to be necessary or advisable.

21.
Withholding Tax.  Prior to the delivery of any Shares or cash pursuant to an Award, the Company has the right and power to deduct or withhold, or require the Participant to remit to the Company, an amount sufficient to satisfy all applicable tax withholding requirements.  The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company Shares already owned for a period of at least six months and having a value equal to the amount required to be withheld.  The amount of the withholding requirement will be deemed to include any amount that the Committee determines, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined for these purposes.  For these purposes, the value of the Shares to be withheld or delivered will be equal to the Market Value as of the date that the taxes are required to be withheld.

22.
Deferrals.  Notwithstanding any other provision of the Plan, the Committee may permit (upon timely election by the Participant) or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the lapse or waiver of restrictions with respect to Restricted Shares, or the satisfaction of any requirements or goals with respect to Performance Units or Performance Shares.  If any such deferral election is required or permitted, the Committee shall establish rules and procedures for such payment deferrals that satisfy the applicable standards for nonqualified deferred compensation plans established by Code Section 409A and its interpretive regulations and other regulatory guidance.

23.
Termination, Amendment and Modification of Plan.  The Board may at any time terminate, and may at any time and from time to time and in any respect amend or modify, the Plan; provided, however, that to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or Code Section 422 (or any other applicable law or regulation, including requirements of any stock exchange or quotation system on which the Company’s common stock is listed or quoted), shareholder approval of any Plan amendment will be obtained in the manner and to the degree as is required by the applicable law or regulation; and provided further, that no termination, amendment or modification of the Plan will in any manner affect any Award theretofore granted pursuant to the Plan without the consent of the Participant to whom the Award was granted or the transferee of the Award or without complying with the applicable standards of Code Section 409A.

24.
Effective Date and Term of Plan. The Plan will become effective upon its adoption by the Board and shareholders of the Company.  Unless sooner terminated pursuant to Section  23, no further Awards may be made under the Plan after March 13, 2018.

25.	Code Section 409A.

(a)
If as of the date his employment terminates, a Participant is a “key employee” within the meaning of Code Section 416(i), without regard to paragraph 416(i)(5) thereof, and if the Company has stock that is publicly traded on an established securities market or otherwise, any deferred compensation payments otherwise payable under this Plan because of his termination of Continuous Service (for reasons other than death or Disability) will be suspended until, and will be paid to the Participant on, the first day of the seventh month following the month in which the Participant’s last day of employment occurs.  For purposes of this Plan, “deferred compensation” means compensation provided under a nonqualified deferred compensation plan as defined in, and subject to, Code Section 409A.

(b)
The Plan and Award Agreements shall be interpreted and applied in a manner consistent with the applicable standards for nonqualified deferred compensation plans established by Code Section 409A and its interpretive regulations and other regulatory guidance.  To the extent that any terms of the Plan or an Award Agreement would subject the Participant to gross income inclusion, interest, or additional tax pursuant to Code Section 409A, those terms are to that extent superseded by, and shall be adjusted to the minimum extent necessary to satisfy, the applicable Code Section 409A standards.

26.
Employees Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws in other countries in which the Company operates or has Employees, the Committee, in its sole discretion, shall have the power and authority to (a) determine which employees employed outside the United States are eligible to participate in the Plan, (b) modify the terms and conditions of Awards granted to employees who areemployed outside the United States, and (c) establish subplans, modified option exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable.

27.
Governing Law.  Except as provided in Section 25, the Plan and Award Agreements will be construed in accordance with and governed by the internal laws of the State of Indiana.  The Committee may provide that any dispute as to any Award shall be presented and determined in such forum as the Committee may specify, including through binding arbitration.

28.
Repricing of Options.  Nothing in this Plan shall permit the repricing of any outstanding Options other than (a) with the prior approval of the Company’s shareholders, or (b) pursuant to Sections 15 and 16.  The foregoing restriction shall also apply to any other transaction which would be treated as a repricing of outstanding Options under generally accepted accounting principles.

29.
Prior Plans.  Following the effective date of this Plan, the Company shall not make any additional awards under the Hurco Companies, Inc. 1997 Stock Option and Incentive Plan and the Hurco Companies, Inc. 1990 Stock Option Plan.

-FRONT-

Using a black ink pen, mark your votes with an X as shown in
This example. Please do not write outside the designated areas ☒

Annual Meeting Proxy Card

A  Proposals - The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1.	Election of Directors:
                                                      For  Withhold      For  Withhold
01 - Stephen H. Cooper              [ ]                     [ ]                  02 - Robert W. Cruickshank          [ ]                       [ ]

03 - Michael Doar                        [ ]                     [ ]                  04 - Philip James             [ ]                       [ ]

05 - Michael P. Mazza                 [ ]                     [ ]                  06 - Richard T. Niner                      [ ]                       [ ]

07 - Charlie Rentschler                [ ]                     [ ]                  08 - Janu Sivanesan                       [ ]                       [ ]

                                                                                                                                                                  For        Against       Abstain
    2.   Proposal to approve the Hurco Companies, Inc. 2008 Equity Incentive Plan.            [ ]               [ ]                 [ ]

B Non-Voting Items

Change of Address - Please print new address below.           Meeting Attendance
                                                                                                                                                                                             Mark box to the right                 [ ]
___________________________________________________        if you plan to attend the
             Annual Meeting.
___________________________________________________

___________________________________________________

C Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below

Please sign exactly as name(s) appear hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyy) - Please print date below.                         Signature 1 - Please keep signature within the box              Signature 2 - Please keep signature within the box

_________________________________                          ______________________________________             ______________________________________

-BACK-

HURCO COMPANIES, INC.
One Technology Way, Indianapolis, Indiana 46268

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS – March 13, 2008
Solicited on Behalf of the Board of Directors

The undersigned hereby appoints as proxies Michael Doar and Richard T. Niner, or either of them, with full power of substitution, to vote all shares of common stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Hurco Companies, Inc., to be held at Hurco’s Corporate Office, One Technology Way, Indianapolis, Indiana at 10:00 a.m. (EST) on Thursday, March 13, 2008 and any adjournments thereof, upon the matters on the reverse side and, in their judgement and discretion, upon such other business as may properly come before the meeting.

Only shareholders of record as of the close of business on January 14, 2008, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.  In the event there are not sufficient votes for approval of one or more of the matters listed on the reverse side at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.  If you do not expect to attend the Annual Meeting, please mark, sign and date the enclosed proxy and return it in the enclosed return envelope which requires no postage if mailed in the United States.

The shares represented by the Proxy, unless otherwise specified, shall be voted FOR each nominee listed on the reserve side and FOR the adoption of the Hurco Companies, Inc. 2008 Equity Incentive Plan.

PLEASE VOTE, DATE AND SIGN ON RESERVE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.